SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     May 9, 1997


                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
             (Exact name of registrant as specified in its charter)


      California                      0-21897                  33-0707612
(State or other jurisdiction        (Commission               (IRS Employer
 of incorporation)                   File Number)           Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund V, L.P., Series 4 ("SERIES 4") has acquired a Local Limited Partnership Interest in Greyhound Associates I, L.P., a Missouri limited partnership ("GREYHOUND" or the "Local Limited Partnership"). GREYHOUND owns the Greyhound Apartments (the "Apartment Complex") in Windsor, Missouri.

         The following tables contain information concerning the Apartment Complex and the Local Limited Partnership identified herein:


                                                                                                          LOCAL
                                                                                                          LIMITED        YEAR
                                     ESTIMATED                                                PERMANENT   PARTNERSHIP'S  CREDITS
            PROJECT                  CONSTRUC-    ESTIMATED                                   MORTGAGE    ANTICIPATED    TO BE
LOCAL       NAME AND                 TION         DEVELOPMENT COST   NUMBER OF     BASIC      LOAN        AGGREGATE      FIRST
LIMITED     NUMBER OF   LOCATION OF  COMPLETION   (INCLUDING         APARTMENT     MONTHLY    PRINCIPAL   TAX CREDITS    AVAIL-
PARTNERSHIP BUILDINGS   PROPERTY     DATE         LAND COST)         UNITS         RENTS      AMOUNT      (1)            ABLE

------------ ----------- ------------ ------------ ------------------ ------------- ---------- ------------ ------------- ---------
GREYHOUND    Greyhound   Windsor      March 1998   $1,382,000         16       2BR  $270       $643,000     $1,127,500    1998
             Apartments  (Henry                                       units         $305       MHDC(2)
                         County),                                     8        3BR
             3           Missouri                                     units
             buildings

------------ ----------- ------------ ------------ ------------------ ------------- ---------- ------------ ------------- ---------

(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, SERIES 4 will receive only that percentage of the annual credit which corresponds to the number of months during which SERIES 4 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

(2) Missouri Housing Development Commission ("MHDC") will provide the mortgage loan for a term of 40 years at an annual interest rate of 1%. Principal and interest will be payable monthly based on a 40-year amortization schedule.




                                                                               SHARING
                                                                               RATIOS:         SERIES       ESTIMATED
                                                                               ALLOCATIONS     4's          ACQUISITION
LOCAL           LOCAL                                             SHARING      AND             CAPITAL      FEES PAYABLE
LIMITED         GENERAL            PROPERTY        DEVELOPMENT    RATIOS:      SALE OR         CONTRI-      TO FUND
PARTNERSHIP     PARTNER            MANAGER (1)     FEE (2)        CASH   FLOW  REFINANCING     BUTION       MANAGER
                                                                  (3)          PROCEEDS        (4)
--------------- ------------------ --------------- -------------- ------------ --------------- ------------ -------------
GREYHOUND       WCM                WCM  Community  $198,834       WNC: 15%     99/1 (5)        $641,829     $64,180
                Community          Development                    but no       50/.1/49.9 (6)
                Development        Corporation                    less than
                Corporation                                       $1,500 per
                                   Lockwood                       year
                                   Realty, Inc.                   LGP: 40%
                                                                  of  the
                                                                  balance
                                                                  The
                                                                  balance:
                                                                  WNC:  50%
                                                                  LGP:  50%
--------------- ------------------ --------------- -------------- ------------ --------------- ------------ -------------

(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Apartment Complex so long as the fee therefor does not exceed the amount authorized and approved by the lender for the Apartment Complex.

(2) The Local Limited Partnership will pay its Local General Partner or an affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by SERIES 4.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to SERIES 4 ("WNC") and the Local General Partner ("LGP") of the


                                       2

Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4)  SERIES  4  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.

(5) Subject to certain special allocations, the profits, losses and Low Income Housing Credits of GREYHOUND will be allocated 99% to Series 4 and 1% to the Local General Partner. The Local Limited Partnership will also generate Missouri low income housing tax credits which will be allocated entirely to Affordable Equity Partners, Inc., a Missouri corporation which is the special limited partner.

(6) Reflects the respective percentage interests of (a) Series 4, (b) Affordable Equity Partners, Inc., the special limited partner, and (c) the Local General Partner, in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the following, in the order set forth: the capital contribution of Series 4; and the capital contribution of the Local General Partner.

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Proforma   Financial    Information   will   be   filed   upon
                  availability.

         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of Greyhound Associates I, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

Date:  May 20, 1997                         By:      WNC &  Associates, Inc.,
                                                     General Partner

                                                     By: /s/ JOHN B. LESTER, JR.
                                                         John B. Lester, Jr.,
                                                         President

                                INDEX TO EXHIBITS


Exhibit
Number            Exhibit

10.1 Amended and Restated Agreement of Limited Partnership of Greyhound Associates I, L.P.